Exhibit 99.1

                                                                   TODCO
                                                       Monthly Rig Status Report
                                                                   as of
                                                               July 27, 2004

                                                                                      Contract (2)    Est.Duration(2)
                                                                                 -------------------- ---------------
     Rig Name          Rig Type           Status (1)            Customer           Type      Dayrate  Days    Date      Comments
                                                                                             ($000s)
    ------------ -------------------- ------------------ ----------------------- ---------  --------- ----  --------- --------------

US Inland Barges
    --------------------------------------------------------------------------------------------------------------------------------
 1  Rig 01       Conv - 2000 hp       Cold Stacked 05/03
    --------------------------------------------------------------------------------------------------------------------------------
 2  Rig 07       Posted - 2000 hp     Cold Stacked 03/02
    --------------------------------------------------------------------------------------------------------------------------------
 3  Rig 09       Posted - 2000 hp     Operating          IBC                     two wells  High $10s   11  08/07/04
                                                         Sabco                   one well   Low $20s    25  09/01/04
    --------------------------------------------------------------------------------------------------------------------------------
 4  Rig 10       Posted - 2000 hp     Cold Stacked 03/02
    --------------------------------------------------------------------------------------------------------------------------------
 5  Rig 11       Conv - 3000 hp       Operating          Clayton Williams Energy one well   High $10s    3  07/30/04
    --------------------------------------------------------------------------------------------------------------------------------
 6  Rig 15       Conv - 2000 hp, TDr  Operating          Apache Corp             two wells  Low $20s    30  08/26/04
    --------------------------------------------------------------------------------------------------------------------------------
 7  Rig 17       Posted - 3000 hp, TD Operating          ExxonMobil              one well   High $20s   36  09/01/04
    --------------------------------------------------------------------------------------------------------------------------------
 8  Rig 19       Conv - 1000 hp       Operating          Swift Energy Co.        term       Mid $10s     5  08/01/04
    --------------------------------------------------------------------------------------------------------------------------------
 9  Rig 20       Conv - 1000 hp       Cold Stacked 09/03
    --------------------------------------------------------------------------------------------------------------------------------
10  Rig 21       Conv - 1500 hp       Cold Stacked 07/99
    --------------------------------------------------------------------------------------------------------------------------------
11  Rig 23       Conv - 1000 hp       Cold Stacked 03/02
    --------------------------------------------------------------------------------------------------------------------------------
12  Rig 27       Posted - 3000hp, TD  Operating          Energy Partners         one well   Low $20s    12  08/08/04
    --------------------------------------------------------------------------------------------------------------------------------
13  Rig 28       Conv - 3000 hp       Cold Stacked 05/03
    --------------------------------------------------------------------------------------------------------------------------------
14  Rig 29       Conv - 3000hp,TD     Operating          Apache Corp             two wells  Mid $20s    26  08/22/04
    --------------------------------------------------------------------------------------------------------------------------------
15  Rig 30       Conv - 3000 hp       Cold Stacked 03/02
    --------------------------------------------------------------------------------------------------------------------------------
16  Rig 31       Conv - 3000 hp       Cold Stacked 03/02
    --------------------------------------------------------------------------------------------------------------------------------
17  Rig 32       Conv - 3000hp        Cold Stacked 12/03
    --------------------------------------------------------------------------------------------------------------------------------
18  Rig 41       Posted - 3000 hp, TD Operating          Castex Energy Inc.      two wells  Low $20s     3  07/30/04
    --------------------------------------------------------------------------------------------------------------------------------
19  Rig 46       Posted - 3000 hp     Operating          Southwestern Energy     one well   High $10s   65  09/30/04
    --------------------------------------------------------------------------------------------------------------------------------
20  Rig 47       Posted - 3000 hp     Cold Stacked 02/98
    --------------------------------------------------------------------------------------------------------------------------------
21  Rig 48       Posted - 3000hp, TD  Operating          ORX                     one well   Low $20s    55  09/20/04 then to
                                                                                                                     shipyard for 20
                                                                                                                     days
    --------------------------------------------------------------------------------------------------------------------------------
22  Rig 49       Posted - 3000 hp     Cold Stacked 05/03
    --------------------------------------------------------------------------------------------------------------------------------
23  Rig 52       Posted - 2000hp, TD  Operating          Cabot O&G               one well   Mid $20s     1  07/28/04
                                                         Newfield                two wells  Mid $20s    90  10/26/04
    --------------------------------------------------------------------------------------------------------------------------------
24  Rig 55       Posted - 3000hp, TDr Operating          Apache Corp             one well   Mid $20s    34  08/30/04
    --------------------------------------------------------------------------------------------------------------------------------
25  Rig 57       Posted - 2000hp      Operating          Pioneer                 one well   Low $20s    14  08/10/04
    --------------------------------------------------------------------------------------------------------------------------------
26  Rig 61       Posted - 3000 hp     Cold Stacked 02/98
    --------------------------------------------------------------------------------------------------------------------------------
27  Rig 62       Posted - 3000hp      Cold Stacked 06/03
    --------------------------------------------------------------------------------------------------------------------------------
28  Rig 64       Posted - 3000hp      Operating          ADTI                    one well   High $10s    4  07/31/04
    --------------------------------------------------------------------------------------------------------------------------------
29  Rig 74       Posted - 2000 hp     Cold Stacked 02/99
    --------------------------------------------------------------------------------------------------------------------------------
30  Rig 75       Posted - 2000 hp     Cold Stacked 02/99
    --------------------------------------------------------------------------------------------------------------------------------
                                                                                            Average     30  days

                                                                   TODCO
                                                       Monthly Rig Status Report
                                                                   as of
                                                               July 27, 2004

                                                                                      Contract (2)    Est.Duration(2)
                                                                                 -------------------- ---------------
     Rig Name          Rig Type           Status (1)            Customer           Type      Dayrate  Days    Date      Comments
                                                                                             ($000s)
    ------------ -------------------- ------------------ ----------------------- ---------  --------- ----  --------- --------------

US Gulf of Mexico
    --------------------------------------------------------------------------------------------------------------------------------
 1  THE 75       Submersible,  TD     Operating          ADTI                    one well   High $20s   15  08/11/04
                                                         ADTI                    one well   Low  $30s   75  10/25/04
    --------------------------------------------------------------------------------------------------------------------------------

 2  THE 77       Submersible          Cold Stacked 01/99
    --------------------------------------------------------------------------------------------------------------------------------
 3  THE 78       Submersible          Cold Stacked 07/01
    --------------------------------------------------------------------------------------------------------------------------------
 4  THE 150      150' - ILC,  TD      Operating          Millennium              two wells  High $20s    -  07/27/04
                                                         Millennium              two wells  High $20s   25  08/21/04
                                                         Hilcorp                 one well   Low $30s    60  10/20/04
                                                         Newfield                one well   Mid $30s    15  11/04/04 LOI - contract
                                                                                                                     pending
    --------------------------------------------------------------------------------------------------------------------------------
 5  THE 152      150' - MC,  TD       Operating          ATP                     term       Mid $20s    37  09/02/04
    --------------------------------------------------------------------------------------------------------------------------------
 6  THE 153      150' - MC            Cold Stacked 07/01
    --------------------------------------------------------------------------------------------------------------------------------
 7  THE 155      150' - ILC           Cold Stacked 07/01
    --------------------------------------------------------------------------------------------------------------------------------
 8  THE 185      120' - ILC,  TD      Cold Stacked 09/99
    --------------------------------------------------------------------------------------------------------------------------------
 9  THE 191      160' - MS            Cold Stacked 08/01
    --------------------------------------------------------------------------------------------------------------------------------
10  THE 200      200' - MC,  TD       Operating          Walter                  one well   Low $30s    19  08/15/04
    --------------------------------------------------------------------------------------------------------------------------------
11  THE 201      200' - MC,  TD       Operating          F-W Oil                 two wells  Low $30s     8  08/04/04
                                                         Gryphon                 one well   Low $30s    50  09/23/04
                                                         American Coastal Energy one well   High $20s    5  09/28/04
    --------------------------------------------------------------------------------------------------------------------------------
12  THE 202      200' - MC,  TD       Operating          ADTI                    one well   Low $30s    30  08/26/04
    --------------------------------------------------------------------------------------------------------------------------------
13  THE 203      200' - MC,  TD       Operating          ADTI                    one well   Low $30s    48  09/13/04
    --------------------------------------------------------------------------------------------------------------------------------
14  THE 204      200' - MC,  TD       Operating          Vintage Petroleum       two wells  Low $30s    33  08/29/04
    --------------------------------------------------------------------------------------------------------------------------------
15  THE 207      200' - MC,  TD       Operating          Petroquest              one well   Low $30s     4  07/31/04
                                                         Explore Ent             one well   Low $30s    30  08/30/04
    --------------------------------------------------------------------------------------------------------------------------------
16  THE 250      250' - MS            Operating          ADTI                    one well   High $20s   13  08/09/04
    --------------------------------------------------------------------------------------------------------------------------------
17  THE 251      250' - MS,  TD       Operating          El Paso                 one well   Mid $30s     1  07/28/04
                                                         East Cameron Partners   two wells  Mid $30s    60  09/26/04
    --------------------------------------------------------------------------------------------------------------------------------
18  THE 252      250' - MS            Cold Stacked 11/01
    --------------------------------------------------------------------------------------------------------------------------------
19  THE 253      250- ' MS            Operating          Schlumberger            one well   High $20s    9  08/05/04
    --------------------------------------------------------------------------------------------------------------------------------
20  THE 254      250' - MS            Cold Stacked 07/01
    --------------------------------------------------------------------------------------------------------------------------------
21  THE 255      250' - MS            Cold Stacked 07/01
    --------------------------------------------------------------------------------------------------------------------------------
22  THE 256      250' - MS            Cold Stacked 03/99
    --------------------------------------------------------------------------------------------------------------------------------
                                                                                            Average     45  days


                                                                   TODCO
                                                       Monthly Rig Status Report
                                                                   as of
                                                               July 27, 2004

                                                                                      Contract (2)    Est.Duration(2)
                                                                                 -------------------- ---------------
     Rig Name          Rig Type           Status (1)            Customer           Type      Dayrate  Days    Date      Comments
                                                                                             ($000s)
    ------------ -------------------- ------------------ ----------------------- ---------  --------- ----- --------- --------------

Mexico
    --------------------------------------------------------------------------------------------------------------------------------
 1  THE 205      200' - MC,  TD       Operating          PEMEX                   term       High $30s   834  11/08/06
    --------------------------------------------------------------------------------------------------------------------------------
 2  THE 206      200' - MC,  TD       Operating          PEMEX                   term       Low $40s    447  10/17/05
    --------------------------------------------------------------------------------------------------------------------------------
 3  Platform 3   Platform,  TD        Rig Preparation    PEMEX                   term       High $20s 1,289          Est start
                                                                                                                     Q4-2004
    --------------------------------------------------------------------------------------------------------------------------------
                                                                                            Average     857  days
Trinidad
    --------------------------------------------------------------------------------------------------------------------------------
 1  THE 110      100' - MC,  TD       Operating          Trinmar                 term       Mid $20s    656  05/14/06
    --------------------------------------------------------------------------------------------------------------------------------
 2  THE 208      200' - MC            Cold Stacked 03/02
    --------------------------------------------------------------------------------------------------------------------------------
                                                                                            Average     656  days
Venezuela
    --------------------------------------------------------------------------------------------------------------------------------
 1  Rig #26      750 hp               Stacked
    --------------------------------------------------------------------------------------------------------------------------------
 2  Rig #27      900 hp               Stacked
    --------------------------------------------------------------------------------------------------------------------------------
 3  Cliffs #36   2000 hp              Stacked
    --------------------------------------------------------------------------------------------------------------------------------
 4  Cliffs #37   2000 hp              Stacked
    --------------------------------------------------------------------------------------------------------------------------------
 5  Cliffs #40   2000 hp, TDr         Operating          PDVSA East              two wells  Low $20s    111  11/15/04
    --------------------------------------------------------------------------------------------------------------------------------
 6  Cliffs #42   2000 hp              Stacked
    --------------------------------------------------------------------------------------------------------------------------------
 7  Cliffs #43   2000 hp              Stacked
    --------------------------------------------------------------------------------------------------------------------------------
 8  Cliffs #54   3000 hp, TD          Operating          PDVSA West              two wells  Low $20s    317  06/09/05
    --------------------------------------------------------------------------------------------------------------------------------
 9  Cliffs #55   3000 hp, TD          Mobilizing         PDVSA West              two wells  Low $20s    365           LOI - contract
                                                                                                                      pending
    --------------------------------------------------------------------------------------------------------------------------------
10  THE 156      150' - ILC,  TD      Operating          Conoco Venezuela        multi well High $40s    35  08/31/04 30 day demob
                                                                                                                      back to GOM
    --------------------------------------------------------------------------------------------------------------------------------
11  Falcon 40    Lake Barge,  TD      Cold Stacked 01/00
    --------------------------------------------------------------------------------------------------------------------------------
12  Falcon 42    Lake Barge           Cold Stacked 12/99
    --------------------------------------------------------------------------------------------------------------------------------
13  Falcon 43    Lake Barge,  TD      Cold Stacked 02/00
    --------------------------------------------------------------------------------------------------------------------------------
                                                                                            Average     207  days

(1) Rigs described as "operating" are under contract while rigs described as "warm stacked" are not under contract but generally ready for service. Rigs described as "cold stacked" are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig.

(2) Contract dayrates shown in the table above are contract operating dayrates. These rates do not include lump sum amounts reimbursable from the client for mobilization costs or bonuses that are considered revenue under generally accepted accounting principles. Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Forward-looking Statement:
The information in this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include comments pertaining to estimated contract duration and dayrates. Such statements are subject risks, uncertainites and assumptions, including but not limited to early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts or projects earlier than expected, operating hazards and other factors described in TODCO's Annual Report on Form 10-K filed on March 17, 2004 and other filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC's website at www.sec.gov. TODCO cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.